                                                                     Exhibit 24

                                  POWER OF ATTORNEY

      Known all by these presents, that the undersigned hereby constitutes and
appoints    Peter Haskopoulos   and Erik J. Anderson of Decarbonization Plus
Acquisition Corporation III (the "Company") or any of them signing singly, and
with full   power of substitution, the undersigned's true and lawful attorney-
in-fact to:

      1.    prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission
            (the "SEC") a   Form ID, including amendments thereto, and any other
            documents necessary or appropriate to obtain codes  and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of
            1934    (the "Exchange Act") or any rule or regulation of the SEC;

      2.    execute for and on behalf of the undersigned with respect to the
            Company, Schedules 13D and 13G and Forms    3, 4, and 5 in
            accordance with Sections    13 and  16(a) of the Exchange Act and
            the rules   thereunder;

      3.    do and perform any and all acts for and on behalf of the undersigned
            which may be necessary or   desirable to complete and execute any
            such Schedules 13D or 13G   or Form 3, 4, or 5, complete and execute
            any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

      4.    take any other action of any type whatsoever in connection with the
            foregoing which, in the opinion of such attorney-in-fact,   may be
            of benefit to, in the best interest of, or  legally required by, the undersigned, it being understood that the documents executed by such
            attorney-in-fact    on behalf of the undersigned pursuant to    this
            Power of Attorney shall be  in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite,
necessary,  or proper to be done in the exercise    of any of the rights and
powers  herein granted, as fully to all intents and purposes as the undersigned
might or    could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or
such    attorney-in-fact's substitute or substitutes, shall    lawfully do or
cause to    be done by virtue of this power of attorney and the rights  and powers herein granted.  The undersigned acknowledges that the foregoing
attorneys-in-fact, in   serving in such capacity at the request of the
undersigned,    are not assuming, nor is the Company assuming any of the
undersigned's responsibilities  to comply with Sections 13  and 16 of the
Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is  no longer required  to file Forms 3, 4, and 5 with respect to
the undersigned's   holdings of and transactions in securities issued by the
Company, unless earlier revoked by  the undersigned in a signed writing
delivered to    the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as  of this twenty-third day of March, 2021.

                                        ERIK ANDERSON

     /s/ Erik Anderson
                                        ----------------------------------------
                                        Name: Erik Anderson

                                        PETER HASKOPOULOS

                                        /s/ Peter Haskopoulos
                                        ----------------------------------------
                                        Name: Peter Haskopoulos

                                        PIERRE F. LAPEYRE, JR.

     /s/ Pierre F. Lapeyre, Jr.
                                        ----------------------------------------
                                        Name: Pierre F. Lapeyre, Jr.

                                        DAVID M. LEUSCHEN

                                        /s/ David M. Leuschen
                                        ----------------------------------------
                                        Name: David M. Leuschen

                                        ROBERT TICHIO

                                        /s/ Robert Tichio
                                        ----------------------------------------
                                        Name: Robert Tichio

                                        JAMES AC MCDERMOTT

                                        /s/ James AC McDermott
                                        ----------------------------------------
                                        Name: James AC McDermott

                                        JEFFREY H. TEPPER

                                        /s/ Jeffrey H. Tepper
                                        ----------------------------------------
                                        Name: Jeffrey H. Tepper

                                        JENNIFER AAKER

                                        /s/ Jennifer Aaker
                                        ----------------------------------------
                                        Name: Jennifer Aaker

                                        JANE KEARNS

                                        /s/ Jane Kearns
                                        ----------------------------------------
                                        Name: Jane Kearns

                                        MICHAEL WARREN

                                        /s/ Michael Warren
                                        ----------------------------------------
                                        Name: Michael Warren